Exhibit 99.1

American Society of Hematology (ASH) Annual Meeting: New Orleans, LA; Dec. 7 – 10

Title	Presenting Author	Status	Presentation Date/time
The Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) Monotherapy Demonstrates Long-term Safety and Durability of Response in Chronic Lymphocytic Leukemia (CLL)/Small Lymphocytic Lymphoma (SLL) Patients in an Open-Label Extension Study
	Dr. O’Brien	Poster	Session Name: 642. CLL: Therapy, excluding Transplantation: Poster III Date: Monday, December 9, 2013 Presentation Time: 6:00 PM - 8:00 PM Location: Ernest N. Morial Convention Center, Hall E
Ibrutinib in Combination with Bendamustine and Rituximab is Active and Tolerable in Patients with Relapsed/Refractory CLL/SLL: Final Results of a Phase 1b Study	Dr. Brown	Oral
Session Name: 642. CLL: Therapy, excluding Transplantation: Chemoimmunotherapy Clinical Trials Session Date: Monday, December 9, 2013 Session Time: 2:45 PM - 4:15 PM Presentation Time: 3:15 PM
Room: Ernest N. Morial Convention Center, 220-222

Combining Ibrutinib With Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP): Updated Results From a Phase 1b Study in Patients With CD20-Positive B-Cell non-Hodgkin’s lymphoma
	Dr. Younes	Oral
Session Name: 624. Lymphoma: Therapy with Biological Agents, Excluding Pre-Clinical Models: Aggressive Lymphomas
Session Date: Tuesday, December 10, 2013
Session Time: 7:30 AM - 9:00 AM
Presentation Time: 8:45 AM Room: Ernest N. Morial Convention Center, La Nouvelle Ballroom AB

A Prospective Multicenter Study of the Bruton’s Tyrosine Kinase Inhibitor Ibrutinib in Patients with Relapsed or Refractory Waldenstrom’s Macroglobulinemia	Dr. Treon	Oral
Session Name: 624.Lymphoma: Therapy with Biological Agents, Excluding Pre-Clinical Models: Novel Therapies for Indolent Lymphomas
Session Date: Monday, December 9, 2013
Session Time: 7:00 AM - 8:30 AM
Presentation Time: 8:00 AM
Room: Ernest N. Morial Convention Center, La Nouvelle Ballroom AB

Somatic activating mutations in CXCR4 are common in patients with Waldenstrom’s Macrogloblinemia, and their expression in WM cells promotes resistance to ibrutinib	Dr. Cao	Poster	Session Name: 625. Lymphoma: Pre-Clinical- Chemotherapy and Biologic Agents: Poster III Date: Monday, December 9, 2013 Presentation Time: 6:00 PM-8:00 PM Location: ENM Convention Center, Hall G
Changing the Treatment Paradigm for Previously Treated Chronic Lymphocytic Leukemia Patients with Del(17p) Karyotype	Dr. Stephens	Poster	Session Name: 642. Therapy, excluding Transplantation: Poster II Date: Sunday, December 8, 2013 Presentation Time: 6:30 PM – 8:30 PM Location: Hall E ENM Convention Center
Ibrutinib in combination with rituximab (iR) is well tolerated and induces a high rate of durable remissions in patients with high-risk Chronic Lymphocytic Leukemia (CLL): new, updated results of a Phase II trial in 40 patients
	Dr. Burger	Oral
Session Name: 642. CLL: Therapy, excluding Transplantation: Clinical Trials of B Cell Receptor Signaling Inhibitors
Session Date: Monday, December 9, 2013
Session Time: 4:30 PM - 6:00 PM
Presentation Time: 5:00 PM
Room: Ernest N. Morial Convention Center, 295-296

Kinetics of chronic lymphocytic leukemia cells in tissues and blood during therapy with the BTK inhibitor ibrutinib	Dr. Wodarz	Poster	Session Name: 642. CLL: Therapy, excluding Transplantation: Poster III session Date: Monday, December 9, 2013 Presentation Time: 6:00 PM - 8:00 PM Location: Ernest N. Morial Convention Center, Hall E
Bruton’s Tyrosine Kinase Inhibitor Ibrutinib Interferes with Constitutive and Induced Pre-B Cell Receptor Signaling in B-cell Acute Lymphoblastic Leukemia	Dr. Kim	Poster
Session Name: 612. Acute Lymphoblastic Leukemia: Pathophysiology & Clinical Studies: Poster I
Date: Saturday, December 7, 2013
Presentation Time: 5:30 PM - 7:30 PM
Location: Ernest N. Morial Convention Center, Hall E

Ibrutinib differentially interferes with surface IgM and IgD BCR signaling activation kinetics in Chronic Lymphocytic Leukemia	Dr. ten Hacken	Poster
Session Name: 641. CLL: Biology and Pathophysiology, excluding Therapy: Poster III
Date: Monday, December 9, 2013
Presentation Time: 6:00 PM - 8:00 PM
Location: Ernest N. Morial Convention Center, Hall E

Longitudinal Gene Expression Profiling Reveals Down-regulation of BCR Signaling-related Genes in Chronic Lymphocytic Leukemia (CLL) Patients Treated with Ibrutinib plus Rituximab	Dr. Hoellenriegel	Poster	Session Name: 642. CLL: Therapy, excluding Transplantation: Poster I Date: Saturday, December 7, 2013 Presentation Time: 5:30 PM - 7:30 PM Location: Ernest N. Morial Convention Center, Hall E
Clonal evolution in patients with chronic lymphocytic leukemia developing resistance to BTK inhibition	Dr. Burger	Oral
Session Name: 641. CLL: Biology and Pathophysiology, excluding Therapy: Molecular Mechanisms of CLL and Genomic Alterations in CLL Pathogenesis
Session Date: Tuesday, December 10, 2013
Session Time: 7:30 AM - 9:00 AM
Presentation Time: 7:45 AM
Room: Ernest N. Morial Convention Center, 288-290

Single agent Ibrutinib (PCI-32765) achieves equally good and durable responses in chronic lymphocytic leukemia (CLL) patients with and without deletion 17p	Dr. Farooqui	Oral
Session Name: 642. CLL: Therapy, excluding Transplantation: Clinical Trials of B Cell Receptor Signaling Inhibitors
Session Date: Monday, December 9, 2013
Session Time: 4:30 PM - 6:00 PM
Presentation Time: 4:30 PM
Room: Ernest N. Morial Convention Center, 295-296

Ibrutinib inhibits B-cell adhesion and causes an efflux of chronic lymphocytic leukemia cells from the tissue microenvironment into the blood leading to a transient treatment-induced lymphocytosis	Dr. Mustafa	Oral
Session Name: 642. CLL: Therapy, excluding Transplantation
Session Date: Monday, December 9, 2013
Session Time: 4:30 PM – 6:00 PM
Presentation Time:  4:45 PM
Room: Ernest N. Morial Convention Center, 295-296

In patients with chronic lymphocytic leukemia (CLL) ibrutinib effectively reduces clonal IgM paraproteins and serum free light chains while increasing normal IgM, IgA serum levels, suggesting a nascent recovery of humoral immunity
	Dr. Aue	Poster	Session Name: 642. CLL: Therapy, excluding Transplantation: Poster III Session Date: Monday, December 9, 2013 Session Time: 6:00 PM - 8:00 PM Room: Ernest N. Morial Convention Center, Hall E
Cytokine and T cell phenotypic changes upon in vivo ibrutinib therapy for CLL – targeting both CLL and the tumor-microenvironment	Dr. Niemann	Poster	Session Name: 641. CLL: Biology and Pathophysiology Session Date: Sunday, December 8, 2013 Session Time: 6:30 PM - 8:30 PM Room: Hall E
Effective inhibition of tumor microenvironment interactions in CLL patients treated with the BTK inhibitor ibrutinib result in sustained inhibition of tumor proliferation and survival pathways	Dr. Herman	Oral	Session Name: 641. CLL: Biology and Pathophysiology Session Date: Sunday, December 8, 2013 Session Time: 5:00 PM – 6:30 PM Presentation Time: 5:45 PM Room: Ernest N. Morial Convention Center, 288-290
In-vivo effects of ibrutinib on the migration of chronic lymphocytic leukemia cells differ between patients and reduce the ability of the bone marrow microenvironment to attract the tumor cells	Dr. Herman	Oral
Session Name: 604. Molecular Pharmacology, Drug Resistance
Session Date: Monday, December 9, 2013
Session Time: 4:30 PM – 6:00 PM
Presentation Time:  5:15 PM
Room: Ernest N. Morial Convention Center, 275-277

Possible mechanisms of resistance to the novel BH3-mimetic ABT-199 in in vitro lymph node models of CLL – the role of Abl and Btk	Dr. Thijssen	Poster	Session Name: 642. CLL: Therapy, excluding Transplantation: Poster III Date: Monday, December 9, 2013 Presentation Time: 6:00 PM - 8:00 PM Location: Ernest N. Morial Convention Center, Hall E
Rituximab But Not GA101 Is Partially Antagonistic With Inhibitors Of The B-Cell Receptor Pathway In Diffuse Large B-Cell Lymphoma	Dr. Zoellner	Poster	Session Name: 625. Lymphoma: Pre-Clinical – Chemotherapy and Biologic Agents: Poster III Date: Monday, December 9, 2013: , 6:00 PM-8:00 PM Location: Ernest N. Morial Convention Center, Hall G
Ibrutinib (PCI-32765) antagonizes Rituximab-dependent NK-cell mediated cytotoxicity	Dr. Kohrt	Oral
Session Name: 625. Lymphoma: Pre-Clinical – Chemotherapy and Biologic Agents: Modulating the Immune System in Lymphoma
Session Date: Monday, December 9, 2013
Session Time: 10:30 AM - 12:00 PM
Presentation Time: 10:30 AM
Room: Ernest N. Morial Convention Center, 220-222